Exhibit 99.1

Investor Relations Contact:	Media Contact:
Jennifer Gianola	Mei Li
NetSuite Inc.	NetSuite Inc.
650.627.1131	650.627.1063
jgianola@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES FOURTH QUARTER AND FISCAL 2015 FINANCIAL RESULTS

•	31% Year-over-Year Increase in Q4 Revenue of $206.2 Million
•	33% Growth over Prior Year in 2015 Revenue of $741.1 Million
•	34% Growth over Prior Year in 2015 Operating Cash Flow of $100.4 Million

SAN MATEO, Calif. - January 28, 2016-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP and omnichannel commerce software suites, today announced operating results for its fourth quarter and fiscal year ended December 31, 2015.

Total revenue for the fourth quarter of 2015 was $206.2 million, representing a 31% increase over the prior year. Total revenue for the year was $741.1 million, a year-over-year increase of 33%.

Cash flow from operations was $100.4 million for the year, an increase of $25.5 million, or 34%, over the prior year.

On a GAAP basis, net loss for the fourth quarter of 2015 was $32.4 million, or $(0.41) per share, as compared to a net loss of $25.3 million, or $(0.33) per share, in the fourth quarter of 2014. GAAP net loss for the year ended December 31, 2015 was $124.7 million, or $(1.59) per share, as compared to a GAAP net loss of $100.0 million, or $(1.31) per share, in 2014.

Non-GAAP net income for the fourth quarter of 2015 was $4.3 million, or $0.05 per share, as compared to non-GAAP net income of $7.5 million, or $0.10 per share, in the fourth quarter of 2014. Non-GAAP net income for the year ended December 31, 2015 was $17.7 million, or $0.22 per share, as compared to non-GAAP net income of $25.0 million, or $0.32 per share, in 2014.

"NetSuite delivered record revenue and powerful record customer growth as thousands of next-generation leaders like Snapchat, mid-size organizations like Lucky Brand, and global enterprises such as American Express Global Business Travel reimagine their business in the cloud on NetSuite,” said Zach Nelson, CEO of NetSuite.  “In 2016, the wind is at NetSuite’s back as the world transitions from a time just a couple years back, when few believed that businesses would run mission critical core business applications in the cloud, to today when companies in many industries can’t get there fast enough."

Conference Call Details
A live audio webcast and replay of the call, together with detailed financial information, will be available on the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 855-416-1337 (U.S.) or 779-232-4661 (outside the U.S.) and referencing passcode: 9767201. An audio replay will be available for two weeks after the call by dialing 855-859-2056 (U.S.) or 404-537-3406 (outside the U.S.) and referencing passcode: 9767201.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) and omnichannel commerce software suites. In addition to financials/ERP and omnichannel commerce software suites, NetSuite offers a broad suite of applications, including financial management, ecommerce and retail management, commerce marketing automation, Customer Relationship Management (CRM), and Professional Services Automation (PSA) that enable companies to manage most of their core business operations in its single integrated suite. NetSuite software allows businesses to automate operations, streamline processes and access real-time business information anytime, anywhere. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet, data privacy and ecommerce; changes to current accounting rules; changes in foreign exchange rates; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on March 2, 2015 and any subsequently filed reports on Forms

10-K, 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income excludes expenses related to stock-based compensation expense, amortization of intangible assets, and transaction costs for business combinations. Non-GAAP net income excludes expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefit associated with business combination. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Fourth Quarter and Fiscal 2015 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$289,966	$367,769
Short-term marketable securities	74,748	82,622
Accounts receivable, net of allowances of $1,988 and $1,886 as of December 31, 2015 and December 31, 2014, respectively	176,720	139,221
Deferred commissions	69,579	53,377
Other current assets	44,087	30,012
Total current assets	655,100	673,001
Marketable securities, non-current	13,875	9,143
Property and equipment, net	89,643	58,539
Deferred commissions, non-current	15,287	13,499
Goodwill	291,956	123,049
Other intangible assets, net	60,980	32,404
Other assets	14,135	12,604
Total assets	$1,140,976	$922,239
Liabilities and total equity
Current liabilities:
Accounts payable	$3,545	$5,082
Deferred revenue	404,986	300,884
Accrued compensation	55,586	41,081
Accrued expenses	37,901	30,975
Other current liabilities	17,032	14,751
Total current liabilities	519,050	392,773
Long-term liabilities:
Convertible 0.25% senior notes, net	277,955	265,710
Deferred revenue, non-current	22,743	13,622
Other long-term liabilities	15,027	15,900
Total long-term liabilities	315,725	295,232
Total liabilities	834,775	688,005
Total equity:
Common stock	798	770
Additional paid-in capital	992,362	788,583
Accumulated other comprehensive loss	(13,009)	(5,912)
Accumulated deficit	(673,950)	(549,207)
Total equity	306,201	234,234
Total liabilities and total equity	$1,140,976	$922,239

NetSuite Announces Fourth Quarter and Fiscal 2015 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Revenue:
Subscription and support	164,536	126,705	593,093	447,782
Professional services and other	41,693	31,164	148,056	108,502
Total revenue	206,229	157,869	741,149	556,284
Cost of revenue:
Subscription and support (1)	27,594	20,041	97,021	72,007
Professional services and other (1)	40,236	30,496	148,407	104,803
Total cost of revenue	67,830	50,537	245,428	176,810
Gross profit	138,399	107,332	495,721	379,474
Operating expenses:
Product development (1)	37,176	28,548	135,544	106,706
Sales and marketing (1)	107,539	82,856	388,741	290,961
General and administrative (1)	21,202	16,902	87,101	65,138
Total operating expenses	165,917	128,306	611,386	462,805
Operating loss	(27,518)	(20,974)	(115,665)	(83,331)
Other income / (expenses) and income taxes, net (1)	(4,885)	(4,371)	(9,078)	(16,706)
Net loss	(32,403)	(25,345)	(124,743)	(100,037)
Net loss per share	$(0.41)	$(0.33)	$(1.59)	$(1.31)
Weighted average number of shares used in computing net loss per common share	79,615	76,850	78,521	76,174

(1)Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefits associated with business combinations as follows:

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Cost of revenue:
Subscription and support	$3,603	$2,332	$12,200	$8,342
Professional services and other	2,750	2,845	12,668	10,328
Operating expenses:
Product development	8,488	7,396	32,787	28,587
Sales and marketing	12,307	10,945	45,714	38,897
General and administrative	6,142	6,012	34,010	25,988
Other income / (expenses) and income taxes, net	(3,452)	(3,291)	(5,065)	(12,910)
Total	$36,742	$32,821	$142,444	$125,052

NetSuite Announces Fourth Quarter and Fiscal 2015 Results

NetSuite Inc.
Reconciliation of GAAP Results to Non-GAAP Results
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(27,518)	(20,974)	(115,665)	(83,331)
Reversal of non-GAAP expenses:
Stock-based compensation and amortization of capitalized stock-based compensation (a)	27,724	26,475	110,230	97,340
Amortization of intangible assets and business combination costs (b)	5,566	3,055	27,149	14,802
Non-GAAP operating income	$5,772	$8,556	$21,714	$28,811
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(32,403)	(25,345)	(124,743)	(100,037)
Stock-based compensation and amortization of capitalized stock-based compensation (a)	27,724	26,475	110,230	97,340
Amortization of intangible assets and business combination costs (b)	5,566	3,055	27,149	14,802
Non-cash interest expense on convertible debt (c)	3,452	3,291	13,539	12,910
Income tax benefit associated with business combinations (d)	—	—	(8,474)	—
Non-GAAP net income	$4,339	$7,476	$17,701	$25,015
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	79,615	76,850	78,521	76,174
Effect of dilutive securities (stock options, restricted stock awards and ESPP) (e)	1,042	1,522	1,389	1,557
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	80,657	78,372	79,910	77,731
GAAP net loss per share	$(0.41)	$(0.33)	$(1.59)	$(1.31)
Non-GAAP net income per share	$0.05	$0.10	$0.22	$0.32
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefits associated with business combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future.

These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with

NetSuite Announces Fourth Quarter and Fiscal 2015 Results

generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Additionally, we capitalize equity based compensation costs in connection with our capitalization of internally developed software costs. These equity based compensation costs are included in cost of revenue when the internally developed software costs are amortized. As such, we included these costs in the stock-based compensation line item to determine both non-GAAP operating income and non-GAAP net income.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
During the second quarter of 2013, we issued $310.0 million in senior convertible debt with a coupon interest rate of 0.25%. Interest is paid semiannually on June 1 and December 1 over the five year term of the debt. In connection with this convertible debt, we are required to recognize non-cash interest expense, including debt transaction costs, in accordance with the authoritative accounting guidance for convertible debt that may be settled in cash. We exclude this incremental non-cash interest expense, including debt transaction costs, for purposes of calculating non-GAAP net income and non-GAAP net income per share. We believe that excluding these expenses from our non-GAAP measures is useful to investors because the incremental interest expense does not represent a cash outflow for the company and the debt transactions cost do not represent a cash outflow for the company except in the period the debt was issued and therefore both are not indicative of our continuing operations or meaningful in evaluating current versus past business results. Finally, we believe that non-GAAP measures of profitability that exclude non-cash interest expense and debt transaction costs are widely used by analysts and investors.

(d)
In connection with our business acquisitions in the second and third quarters of 2015, we recorded an income tax benefit that reduced our income tax provision in each of the respective quarters. These income tax benefits are non-cash items that would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(e)
These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Fourth Quarter and Fiscal 2015 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Twelve Months Ended December 31,
	2015	2014
Cash flows from operating activities:
Net loss	$(124,743)	$(100,037)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	30,353	20,115
Amortization of other intangible assets	17,862	9,993
Amortization of debt discount and transaction costs	13,539	12,910
Provision for accounts receivable allowances	2,293	1,446
Stock-based compensation	109,090	96,480
Amortization of deferred commissions	101,149	75,249
Excess tax benefit on stock-based compensation	(242)	(313)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(35,481)	(50,811)
Deferred commissions	(119,145)	(95,532)
Other current assets	(7,407)	(4,932)
Other assets	3,038	(2,165)
Accounts payable	(1,822)	(2,321)
Accrued compensation	10,367	15,403
Deferred revenue	109,382	89,668
Other current liabilities	4,285	11,624
Other long-term liabilities	(12,111)	(1,857)
Net cash provided by operating activities	100,407	74,920
Cash flows from investing activities:
Purchases of property and equipment	(50,313)	(23,732)
Capitalized internal use software	(3,004)	(2,578)
Cash paid in business combinations, net of amounts received, and equity investments	(130,560)	(39,209)
Purchases of marketable securities	(132,155)	(105,576)
Maturities of marketable securities	130,193	10,000
Sales of marketable securities	4,704	3,799
Net cash used in investing activities	(181,135)	(157,296)
Cash flows from financing activities:
Payments under capital leases	(190)	(364)
Payments under capital leases and long-term debt - related party	(2,774)	(3,054)
Payments related to business combinations	(1,335)	(5,945)
RSU acquired to settle employee withholding liability	(7,098)	(137)
Excess tax benefit on stock-based compensation	242	313
Proceeds from employee stock plans	16,055	9,029
Net cash provided by / (used in) financing activities	4,900	(158)
Effect of exchange rate changes on cash and cash equivalents	(1,975)	(1,274)
Net change in cash and cash equivalents	(77,803)	(83,808)
Cash and cash equivalents at beginning of period	367,769	451,577
Cash and cash equivalents at end of period	$289,966	$367,769